FIFTH SUPPLEMENTAL INDENTURE, dated as of April 30, 2001 (the "Supplemental Indenture") between Outsourcing Solutions Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and Pacific Software Consulting, LLC, a Delaware limited liability company ("Additional Guarantor") (as defined below) and Wilmington Trust Company (the "Trustee"), as Trustee under the Indenture (as defined below). Capitalized terms used and not defined herein shall have the same meanings given in the Indenture unless otherwise indicated.

     WHEREAS, the Company, the Guarantors thereto and the Trustee are parties to that certain Indenture dated as of November 6, 1996 (the "Indenture") pursuant to which the Company issued its 11% Senior Subordinated Notes 2006 (the "Notes") and the Guarantors guaranteed the obligations of the Company under the Indenture and the Notes;

     WHEREAS, pursuant to Section 4.18 of the Indenture, if the Company acquires or creates any additional subsidiary which is a domestic Restricted Subsidiary, each such subsidiary shall execute and deliver a supplemental indenture pursuant to which such subsidiary shall unconditionally guaranty the Company's obligations under the Notes;

     WHEREAS, the Additional Guarantor is a domestic Restricted Subsidiary of the Company;

     WHEREAS, the Company and the Trustee desire to have the Additional Guarantor enter into this Supplemental Indenture and agree to guaranty the obligations of the Company under the Indenture and the Notes and the Additional Guarantor desires to enter into the Supplemental Indenture and to guaranty the obligations of the Company under the Indenture and the Notes as of such date;

     WHEREAS, Section 9.01 of the Indenture provides that the Company, the Guarantors and the Trustee may, without the written consent of the holders of the outstanding Notes, amend the Indenture as provided herein;

     WHEREAS, by entering into this Supplemental Indenture, the Company, and the Trustee have consented to amend the Indenture in accordance with the terms and conditions herein; and

     WHEREAS, each Guarantor hereby acknowledges and consents to amend the Indenture in accordance with the terms and conditions herein;

     WHEREAS, all acts and things prescribed by the Articles of Organization and the Limited Liability Company Agreement (each as now in effect) of the Additional Guarantor necessary to make this Supplemental Indenture a valid instrument legally binding on the Additional Guarantor for the purposes herein expressed, in accordance with its terms, have been duly done and performed;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Additional Guarantor and the Trustee hereby agree for the benefit of each other and the equal and ratable benefit of the holders of the Notes as follows:

     1. Additional Guarantor as Guarantor. As of the date hereof and pursuant to this Indenture Supplement, the Additional Guarantor shall become a Guarantor under clause (ii) of the definition of Guarantor in the Indenture in accordance with the terms and conditions of the Indenture and shall assume all rights and obligations of a Guarantor thereunder.

     2. Compliance with and Fulfillment of Condition of Section 4.18. The execution and delivery of this Supplemental Indenture by the Additional Guarantor (along with such documentation relating thereto as the Trustee shall require, including, without limitation, an Opinion of Counsel as to the enforceability of the Supplemental Indenture and an Officer's Certificate) fulfills the obligations of the Company under Section 4.18 of the Indenture.

     3. Construction. For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular Section hereof.

     4. Trustee Acceptance. The Trustee accepts the amendment of the Indenture effected by this Supplemental Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee in the performance of its duties and obligations under the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of each of the Company and the Additional Guarantor, respectively, and makes no representations as to the validity or enforceability against any of the Company or the Additional Guarantor.

     5. Indenture Ratified. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

     6. Holders Bound. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

     7. Successors and Assigns. This Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     8. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

     9. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company, the Additional Guarantor and the Trustee have caused this Supplemental Indenture to be duly executed as of the date first above written.


                  COMPANY:

                  OUTSOURCING SOLUTIONS INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President



                  ADDITIONAL GUARANTOR:

                  PACIFIC SOFTWARE CONSULTING, LLC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Chairman



                  TRUSTEE:

                  WILMINGTON TRUST COMPANY, not in its individual
                      capacity but solely as trustee

                  By:      /s/
                           --------------------------

                  Title:   Vice President
                           --------------------------



                  ACKNOWLEDGED AND CONSENTED:

                  OSI SUPPORT SERVICES, INC.
                  (formerly known as Payco American Corporation)

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  OSI COLLECTION SERVICES, INC.
                  (formerly known as Payco-General American Credits, Inc.)

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  OSI EDUCATION SERVICES, INC.
                  (formerly known as University Accounting Service, Inc.)

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  JENNIFER LOOMIS & ASSOCIATES, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President

                  ASSET RECOVERY & MANAGEMENT CORP.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  QUALINK, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  INDIANA MUTUAL CREDIT ASSOCIATION, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  GRABLE, GREINER & WOLFF, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  PROFESSIONAL RECOVERIES, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  PAYCO AMERICAN INTERNATIONAL CORP.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  OSI PORTFOLIO SERVICES, INC.
                  (formerly known as Account Portfolios, Inc.)

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Chairman


                  GULF STATE CREDIT, L.L.C.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Chairman


                  PERIMETER CREDIT, L.L.C.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Chairman


                  NORTH SHORE AGENCY, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Vice President

                  THE UNION CORPORATION

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  OSI OUTSOURCING SERVICES, INC.
                  (formerly known as Interactive Performance, Inc.)

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Chairman


                  TRANSWORLD SYSTEMS, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Vice President


                  UCO PROPERTIES, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  UNION SPECIALTY STEEL CASTING CORPORATION

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  UNION FINANCIAL SERVICES GROUP, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  AMERICAN RECOVERY COMPANY, INC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  C.S.N. CORP.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  GENERAL CONNECTOR CORPORATION

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  U.C.O.-M.B.A. CORPORATION

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President

                  UNIVERSITY ACCOUNTING SERVICE, LLC

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   President


                  RWC CONSULTING GROUP, LLC.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Chairman


                  OSI OUTSOURCING SERVICES INTERNATIONAL, LTD.

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Chairman of the Board


                  COAST TO COAST CONSULTING, LLC

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Chairman


                  PAE LEASING, LLC

                  By:      /s/ Timothy G. Beffa
                           --------------------------
                           Timothy G. Beffa
                  Title:   Chairman

                                                                       GUARANTEE

     Pacific Software Consulting, LLC (the "Guarantor") has unconditionally guaranteed on a senior basis (the "Guarantee") that the Principal of, interest and Additional Interest, if any, on and any Additional Amounts, if any, with respect to the Security upon which this notation is endorsed, will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue Principal, and (to the extent permitted by law) interest on any interest or Additional Interest, if any, on or Additional Amounts, if any, with respect to the Securities and all other Obligations of the Company to the Holders or the Trustee under the Securities or the Indenture (including fees, expenses or other Obligations) will be promptly paid in full or performed.

     The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture and the Fifth Supplemental Indenture are expressly set forth, and are senior obligations of each such Guarantor to the extent and in the manner provided, in Article X of the Indenture, and reference is made to such Indenture for the precise terms of the Guarantee therein made.

     A trustee, director, officer, employee, stockholder or incorporator, as such of the Guarantor shall not have any liability for any obligations of the Guarantor under the Securities, the Indenture, the Supplemental Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Guarantee.

     All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Security upon which this notation is endorsed. As used herein the "Fifth Supplemental Indenture" means the Fifth Supplemental Indenture, dated as of April 30, 2001, among the Company, the Original Guarantors (as defined therein), the Additional Guarantor (as defined therein) and the Trustee.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture and the Fifth Supplemental Indenture by the manual signature of one of its authorized officers.

                  Guarantor:        Pacific Software Consulting, LLC

                  By:               /s/ Timothy G. Beffa
                                    ----------------------------------

                  Name:             Timothy G. Beffa

                  Title:            Chairman